EXHIBIT 99.8

Accrued Interest Date:                                 Collection Period Ending:
26-Dec-02                                                             31-Dec-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
27-Jan-03                                                                     8

------------------------------------------------------------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Initial        Period End
     Receivables                                                        $1,401,763,032    $1,026,369,688
     Reserve Account                                                       $14,017,630       $20,527,394
     Yield Supplement Overcollateralization                                 $6,397,885        $4,735,332
     Class A-1 Notes                                                      $311,000,000                $0
     Class A-2 Notes                                                      $358,426,000      $295,695,210
     Class A-3 Notes                                                      $446,779,000      $446,779,000
     Class A-4 Notes                                                      $251,253,000      $251,253,000
     Class B Notes                                                         $27,907,000       $27,907,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                                  $1,070,960,944
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                             $24,734,197
               Receipts of Pre-Paid Principal                              $18,945,670
               Liquidation Proceeds                                           $444,044
               Principal Balance Allocable to Gross Charge-offs               $467,345
          Total Receipts of Principal                                      $44,591,255

          Interest Distribution Amount
               Receipts of Interest                                         $5,234,912
               Servicer Advances                                              $535,153
               Reimbursement of Previous Servicer Advances                          $0
               Accrued Interest on Purchased Receivables                            $0
               Recoveries                                                       $7,374
               Net Investment Earnings                                         $23,414
          Total Receipts of Interest                                        $5,800,852

          Release from Reserve Account                                              $0

     Total Distribution Amount                                             $49,924,763

     Ending Receivables Outstanding                                     $1,026,369,688

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance                $1,860,454
     Current Period Servicer Advance                                          $535,153
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                  $2,395,607

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                                        $49,924,763
     Withdrawals from Collection Account
          Servicing Fees                                                      $892,467
          Class A Noteholder Interest Distribution                          $3,150,672
          First Priority Principal Distribution                                     $0
          Class B Noteholder Interest Distribution                            $112,791
          Regular Principal Distribution                                   $44,395,843
          Reserve Account Deposit                                                   $0
          Unpaid Trustee Fees                                                       $0
          Excess Funds Released to Depositor                                $1,372,990
     Total Distributions from Collection Account                           $49,924,763




                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
26-Dec-02                                                             31-Dec-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
27-Jan-03                                                                     8

------------------------------------------------------------------------------------------------------------------------------------

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
          Release from Reserve Account                                        $891,825
          Release from Collection Account                                   $1,372,990
     Total Excess Funds Released to the Depositor                           $2,264,815

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account                          $47,659,305
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $47,659,305

Distributions
------------------------------------------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount                            Current Payment    Ending Balance     Per $1,000       Factor
     Class A-1 Notes                                                                $0                $0          $0.00        0.00%
     Class A-2 Notes                                                       $44,395,843      $295,695,210        $123.86       82.50%
     Class A-3 Notes                                                                $0      $446,779,000          $0.00      100.00%
     Class A-4 Notes                                                                $0      $251,253,000          $0.00      100.00%
     Class B Notes                                                                  $0       $27,907,000          $0.00      100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                                $0             $0.00
     Class A-2 Notes                                                          $802,048             $2.24
     Class A-3 Notes                                                        $1,414,800             $3.17
     Class A-4 Notes                                                          $933,824             $3.72
     Class B Notes                                                            $112,791             $4.04



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Prior
                                                                      Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0             $0
     Class B Interest Carryover Shortfall                                           $0                $0             $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        50,150            48,967
     Weighted Average Remaining Term                                             45.50             44.55
     Weighted Average Annual Percentage Rate                                     6.47%             6.46%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
          Current                                                         $924,353,578            90.06%
          1-29 days                                                        $85,925,707             8.37%
          30-59 days                                                       $12,265,453             1.20%
          60-89 days                                                        $2,835,835             0.28%
          90-119 days                                                         $438,564             0.04%
          120-149 days                                                        $550,551             0.05%
          Total                                                         $1,026,369,688           100.00%
          Delinquent Receivables +30 days past due                         $16,090,403             1.57%




                                  Page 2 of 3

Accrued Interest Date:                                 Collection Period Ending:
26-Dec-02                                                             31-Dec-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
27-Jan-03                                                                     8

------------------------------------------------------------------------------------------------------------------------------------

     Write-offs
          Gross Principal Write-Offs for Current Period                       $467,345
          Recoveries for Current Period                                         $7,374
          Net Write-Offs for Current Period                                   $459,971

          Cumulative Realized Losses                                        $1,169,652


     Repossessions                                                       Dollar Amount             Units
          Beginning Period Repossessed Receivables Balance                  $1,639,775                64
          Ending Period Repossessed Receivables Balance                     $1,582,925                66
          Principal Balance of 90+ Day Repossessed Vehicles                   $167,040                 6



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                       $4,930,744
     Beginning Period Amount                                                $4,930,744
     Ending Period Required Amount                                          $4,735,332
     Current Period Release                                                   $195,412
     Ending Period Amount                                                   $4,735,332
     Next Distribution Date Required Amount                                 $4,543,550

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                      $21,419,219
     Beginning Period Amount                                               $21,419,219
     Net Investment Earnings                                                   $23,414
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                      $891,825
     Ending Period Required Amount                                         $20,527,394
     Ending Period Amount                                                  $20,527,394







                                  Page 3 of 3